UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2009

Commerce Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut, Kansas City, Missouri	64106

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(816) 234-2000

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-5.1

Item 1.01 Entry into a Material Definitive Agreement.
     On February 27, 2009, Commerce Bancshares, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Morgan Stanley & Co. Incorporated (“Morgan Stanley”), pursuant to which the Company may, from time to time, offer and sell shares of the Company’s common stock, $5.00 par value, having aggregate gross sales proceeds of up to $200,000,000 (the “Shares”), through Morgan Stanley as our sales agent. Sales of the Shares, if any, will be made by means of brokers’ transactions on or through the NASDAQ Global Select Market, trading facilities of national securities associations or alternative trading systems, block transactions and other transactions as may be agreed upon by the Company and Morgan Stanley at market prices prevailing at the time of the sale or at prices related to the prevailing market price.
     As discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, the Company’s capital ratios, including those of its banking subsidiary, are in excess of the “well-capitalized” guidelines under Federal banking regulations. The Company believes that this equity program, the proceeds of which will be used for general corporate purposes, will enhance the Company’s capital position. The Company did not participate in the Federal Treasury’s Troubled Asset Relief Program (TARP).
     The Shares sold in the offering will be issued pursuant to a prospectus (“Prospectus”) and a prospectus supplement (“Prospectus Supplement”) filed with the Securities and Exchange Commission (the “Commission”) on February 27, 2009, in connection with a takedown from the Company’s effective shelf registration statement on Form S-3 (File No. 333-157560) (the “Registration Statement”).
     The Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit. Additional exhibits are filed herewith in connection with the Company’s Registration Statement which are incorporated herein by reference.
     This offering is made pursuant to a Prospectus Supplement and the related Prospectus. The Company has filed a Registration Statement relating to these securities with the Commission. You should read the Prospectus in that Registration Statement and other documents the Company has filed with the Commission for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the Commission’s website at www.sec.gov.
Forward Looking Information
     This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include future financial and operating results, expectations, intentions and other statements that are not historical facts. Such statements are based on current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
1.1	Equity Distribution Agreement dated February 27, 2009 between Commerce Bancshares, Inc. and Morgan Stanley & Co. Incorporated.

5.1	Opinion of J. Daniel Stinnett, Vice President, Secretary and General Counsel of the Company, regarding the legality of the common stock to be issued pursuant to the Equity Distribution Agreement dated February 27, 2009.

23.1	Consent of J. Daniel Stinnett (included in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2009	COMMERCE BANCSHARES, INC.

	By:	/s/	Jeffery D. Aberdeen

Jeffery D. Aberdeen
Controller
(Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement dated February 27, 2009 between Commerce Bancshares, Inc. and Morgan Stanley & Co. Incorporated.

5.1	Opinion of J. Daniel Stinnett, Vice President, Secretary and General Counsel of the Company, regarding the legality of the common stock to be issued pursuant to the Equity Distribution Agreement dated February 27, 2009.

23.1	Consent of J. Daniel Stinnett (included in Exhibit 5.1).